SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 1999

                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)


TEXAS                                0-8493                          74-1051605
(State or other               (Commission File Number)         (I.R.S. Employer
jurisdiction of incorporation)                              Identification No.)

2707 NORTH LOOP WEST
HOUSTON, TEXAS                                                            77008
(Address of principal executive offices)                             (Zip code)

       Registrant's telephone number, including area code: (713) 868-7700

Item 5. Other Events.

On December 15, 1999, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Dividend.

Item 7.  Exhibits.

Exhibit 99.1 Company Press Release dated December 15, 1999 titled "Stewart & Stevenson Announces Dividend."

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STEWART & STEVENSON SERVICES, INC.


Date:  December 15, 1999                   By:/s/ JOHN H. DOSTER
                                           Name:  John H. Doster
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

99.1 Company Press Release dated December 15, 1999 titled "Stewart & Stevenson Announces Dividend."
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Exhibit 99.1